UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

10X Capital Venture Acquisition Corp. III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into A Material Definitive Agreement

As previously announced, on August 9, 2023, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X III, 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of 10X III, and American Gene Technologies International Inc., a Delaware corporation (“AGT”). The Merger Agreement provides for the terms and conditions of a proposed business combination transaction with AGT (the “Business Combination”).

On October 5, 2023, in connection with the extraordinary general meeting of shareholders of 10X III (“EGM”), scheduled to be held on October 12, 2023 (or any postponement or adjournment thereof), at which 10X III’s shareholders will vote on, among other things, proposals to amend 10X III’s second amended and restated memorandum and articles of association to extend the date by which 10X III has to consummate an initial business combination (the “Extension Proposals”) from October 14, 2023 to January 14, 2024 (the “Extended Date”) and to allow the board of directors of 10X III (the “Board”), without shareholder approval, to elect to further extend the date to consummate an initial business combination after the Extended Date for up to six additional months, by one or more months each time, upon two days’ advance notice prior to the applicable deadline, up to July 14, 2024 (the “Additional Extension Date”), unless the closing of an initial business combination should have occurred prior thereto, certain investors of 10X III (the “10X III Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with 10X III and 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (“Sponsor”).

Pursuant to the Non-Redemption Agreements, the 10X III Investors agreed for the benefit of 10X III, among other things, to (i) vote certain 10X III ordinary shares owned (the “Subject 10X III Equity Securities”) in favor of the Extension Proposals and (ii) not redeem the Subject 10X III Equity Securities in connection with the Extension Proposals. In exchange for these commitments from the 10X III Investors, the Sponsor has agreed to transfer to the 10X III Investors (i) an aggregate of 210,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), of 10X III in connection with an extension until the Extended Date, and (ii) to the extent the Board agrees to further extend the date to consummate an initial business combination to the Additional Extension Date, an aggregate amount of up to 630,000 Class B ordinary shares, which includes the Class B ordinary shares referred to in clause (i), on or promptly after the consummation of the Business Combination. The Non-Redemption Agreements are expected to increase the amount of funds that remain in 10X III’s trust account following the EGM relative to the amount of funds expected to remain in 10X III’s trust account had the Non-Redemption Agreements not been entered into. Based upon the amount held in 10X III’s trust account as of September 27, 2023, which was $43,330,147.05, 10X III estimates that the per-share price at which Class A ordinary shares, par value $0.0001 per share, of 10X III included as part of the units sold in 10X III’s initial public offering may be redeemed from cash held in 10X III’s trust account will be approximately $10.68 at the time of the EGM.

Pursuant to the terms of the Non-Redemption Agreements, 10X III and the Sponsor may enter into additional non-redemption agreements from time to time with other parties, subject to the terms set forth in the Non-Redemption Agreements.

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the Form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additional Information and Where to Find It

In connection with the Business Combination, 10X III will file a Registration Statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus of 10X III. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X III filed a definitive proxy statement (as may be amended or supplemented from time to time, the “Definitive Proxy Statement”) with the SEC on September 28, 2023 for the EGM to consider and vote upon the Extension Proposals and other matters and, beginning on or about September 28, 2023, mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the August 31, 2023 record date for the EGM. 10X III’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with 10X III’s solicitation of proxies for the EGM and, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X III’s solicitation of proxies for its shareholders’ meeting to be held to approve, among other things, the Business Combination because such documents contain, or will contain, important information about 10X III, the Extension Proposals, AGT and the Business Combination. Shareholders may obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, and once available, copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov. Shareholders may also obtain copies of the Definitive Proxy Statement by directing a request to Morrow Sodali by telephone by dialing (800) 662-5200 or (203) 658-9400 or by sending an email to VCXB.info@investor.morrowsodali.com.

Participants in the Solicitation

10X III, the Sponsor and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the EGM. Important information regarding 10X III’s directors and executive officers is available in the Definitive Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

10X III, AGT and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement, and such information and names of AGT’s directors and executive officers is also in the Registration Statement, which includes the proxy statement of 10X III for the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes, and oral statements made from time to time by representatives of 10X III may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. 10X III bases these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about 10X III that may cause 10X III’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, but are not limited to, the Business Combination and related matters, including the shareholders meeting to be held to approve the Business Combination and actions to be taken in connection with the Business Combination, actions to be taken in connection with the EGM, as well as other statements other than statements of historical fact included in the Definitive Proxy Statement.

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These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X III and its management, and AGT and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X III, AGT, the combined company following the consummation of the Business Combination or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X III or the stockholders of AGT or to satisfy other closing conditions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of AGT as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that AGT or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) shareholder approval of the proposals at the EGM; (12) 10X III’s inability to complete an initial business combination within the required time period; and (13) other risks and uncertainties described in 10X III’s Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 under the heading “Item 1A. Risks Factors,” in the Definitive Proxy Statement and in other reports 10X III files with the SEC.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. All such forward-looking statements speak only as of the date of this Current Report. Neither 10X III nor AGT gives any assurance that 10X III or AGT will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements. 10X III and AGT expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in 10X III’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to 10X III or persons acting on 10X III’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements.”

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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Exhibit 10.1

FORM OF NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of October 5, 2023 by and among 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“SPAC”), 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”) and the undersigned investor (“Investor”).

RECITALS

WHEREAS, the Sponsor currently holds Class B ordinary shares, par value $0.0001 per share, of SPAC initially purchased in a private placement prior to SPAC’s initial public offering (the “Founder Shares”);

WHEREAS, SPAC expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, amendments (the “Extension Amendments”) to SPAC’s Second Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which SPAC must consummate an initial business combination (the “Initial Business Combination”) by three months (from October 14, 2023 to January 14, 2024) (the “Initial Extension”) and to allow SPAC’s board of directors (the “Board”), without another shareholder vote, to further extend such date up to an additional six months, by one or more months each time, up to July 14, 2024 (each, a “Secondary Extension” and, together with the Initial Extension, the “Extension”);

WHEREAS, the Articles provide that a shareholder of SPAC may redeem its Class A ordinary shares, par value $0.0001 per share, of SPAC initially sold as part of the units in SPAC’s initial public offering (whether they were purchased in SPAC’s initial public offering or thereafter in the open market) (the “Public Shares” and, together with the Founder Shares, the “Ordinary Shares”) in connection with the implementation of the Extension Amendments, on the terms set forth in the Articles (“Redemption Rights”);

WHEREAS, SPAC and the Sponsor entered into a letter agreement dated January 11, 2022 (the “Letter Agreement”) pursuant to which the transfer of the Founder Shares before the expiration of the Lock-Up Periods (as defined in the Letter Agreement) is subject to certain restrictions contained therein;

WHEREAS, subject to the terms and conditions of this Agreement, the Sponsor desires to surrender, and Investor desires to acquire, that number of Founder Shares (or Class A ordinary shares of SPAC after giving effect to the conversion of the Founder Shares as described in Section 1.5 hereof) set forth opposite Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to Investor in connection with SPAC’s completion of its Initial Business Combination, and, prior to the transfer of the Assigned Securities to Investor, the Sponsor desires to assign the economic benefits of the Assigned Securities to Investor.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and the Sponsor hereby agree as follows:

1.	Terms of Transfer.

1.1	Upon the terms and subject to the conditions of this Agreement:

1.1.1	if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Extension is approved at the Meeting, the Extension Amendments are implemented and SPAC meets the continued or initial listing requirements to be listed on a national exchange immediately following the Meeting and the implementation of the Extension Amendments, then the Sponsor hereby agrees to assign to Investor for no additional consideration the Assigned Securities set forth on Exhibit A, and the Sponsor further agrees to assign to Investor the Economic Interest (as defined below) associated with the Assigned Securities.

1.1.2	in addition to satisfaction of conditions set forth in clauses (a) through (c) of Section 1.1.1, if the Board elects to extend the date by which SPAC must consummate the Initial Business Combination beyond the Initial Extension, by one or more months each time, then, in connection with each Secondary Extension, the Sponsor hereby agrees to assign to Investor for no additional consideration the Assigned Securities set forth on Exhibit A in connection with up to six Secondary Extensions, and the Sponsor agrees to assign to Investor the Economic Interest associated with the Assigned Securities that the Sponsor has agreed to assign to Investor.

1.1.3	“Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of (i) [ ] Public Shares, and (ii) together with its affiliates, 9.99% of Class A ordinary shares of SPAC that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other SPAC shareholders similar to this Agreement on or about the date of the Meeting. The Sponsor and SPAC agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern Time on the business day prior to the date of the Meeting (and in all cases a sufficient amount of time to allow Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares).

1.2	The Sponsor and Investor hereby agree that the assignment of the Assigned Securities shall be subject to the conditions that, and shall not be effected unless and until, (i) the Initial Business Combination is consummated; and (ii) Investor (or its Permitted Transferees) (as such term is defined in that certain Registration Rights Agreement, dated January 11, 2022 (as may be amended from time to time, including as set forth in Exhibit D to the Agreement and Plan of Merger, dated August 9, 2023, by and among SPAC, 10X AGT Merger Sub, LLC, a Delaware limited liability company, and American Gene Technologies International Inc., a Delaware corporation, the “Registration Rights Agreement”), by and among SPAC, the Sponsor, Cantor Fitzgerald & Co. and the other shareholders of SPAC signatory thereto) executes the Joinder (as defined in Section 1.8).

Upon the satisfaction of the foregoing conditions, as applicable, the Sponsor shall promptly transfer (and no later than two (2) business days following the closing of the Initial Business Combination) the Assigned Securities to Investor (or its Permitted Transferees) free and clear of any liens or other encumbrances, other than restrictions on transfer imposed by the securities laws; provided, that the Sponsor and the Investor agree to use commercially reasonable efforts to effect the transfer of the Assigned Securities in a manner intended to establish optimal tax treatment for each of the Sponsor and the Investor in connection with the transfer but such obligation to co-operate does not diminish Sponsor obligation to transfer the Assigned Securities within the timeframe set out above. The Sponsor and SPAC covenant and agree that the Assigned Securities shall have no contractual lock-up upon their transfer to Investor (or its Permitted Transferees). The Sponsor and SPAC covenant and agree to facilitate such transfer to Investor (or its Permitted Transferees) in accordance with the foregoing.

1.3	Adjustment to Share Amounts. If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, subdivision or reclassification of the Ordinary Shares or other similar event (other than the conversion of Founder Shares to Class A ordinary shares following the Initial Business Combination in accordance with the Articles), then, as of the effective date of such consolidation, combination, subdivision, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding Founder Shares.

1.4	Merger or Reorganization, etc. If, prior to the assignment of the Assigned Shares to Investor, there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving SPAC in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Ordinary Shares, the Sponsor shall transfer, with respect to each Founder Share to be transferred hereunder, upon the Sponsor’s receipt thereof, the kind and amount of securities, cash or other property into which the Assigned Securities converted or exchanged and the Economic Interest shall be with respect to such kind and amount of securities, cash or other property.

1.5	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges, or earn-outs for any reason on the Assigned Securities. Sponsor acknowledges and agrees that it will elect to convert all of the Founder Shares, including the Assigned Securities, into an equal number of Class A ordinary shares of SPAC in the event that the Extension Amendments are approved and adopted and Investor acknowledges and agrees that such shares would no longer have anti-dilution rights as a result of such conversion. Investor acknowledges that, pursuant to the Amended and Restated Limited Liability Company Agreement of the Sponsor (the “Sponsor LLC Agreement”), prior to, or at the time of, the Initial Business Combination, the managers of the Sponsor have the authority to cause the Sponsor to subject the Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the managers are authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. Sponsor acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Assigned Securities and the terms and conditions applicable to the Assigned Securities and the Economic Interest shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements; provided that Investor acknowledges that the Assigned Securities shall be subject to restrictions on transfer imposed by the securities laws.

1.6	Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, the Sponsor shall deliver the Assigned Securities to Investor by transfer of book-entry shares effected through SPAC’s transfer agent. The parties to this Agreement agree to execute, acknowledge, and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7	Assignment of Registration Rights. Concurrent with the transfer of Assigned Securities to Investor under this Agreement, the Sponsor hereby assigns all of its rights, duties and obligations to Investor with respect to the Assigned Securities under the Registration Rights Agreement and hereby represents and confirms to Investor that, upon Investor’s receipt of the Assigned Securities, (i) Investor shall be a “Holder” under the Registration Rights Agreement and (ii) the Assigned Securities shall be “Registrable Securities” under the Registration Rights Agreement. This Agreement constitutes the Sponsor’s written notice to SPAC of such assignment in accordance with the Registration Rights Agreement (if required). Investor shall execute the Joinder, substantially in the form attached hereto as Exhibit B, pursuant to which, Investor will be bound by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8	Joinder to Registration Rights Agreement. In connection with the transfer of the Assigned Securities to Investor, Investor (or its Permitted Transferees) shall execute a joinder to the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the “Joinder”), pursuant to which Investor (or its Permitted Transferees) shall agree to the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.9	Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of SPAC’s shareholders to approve the Extension at the Meeting, (b) SPAC’s abandonment of the Extension prior to the implementation of the Extension Amendments, (c) the fulfillment of all obligations of parties hereto, (d) the liquidation or dissolution of SPAC, (e) the mutual written agreement of the parties hereto; or (f) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting.

2.	Assignment of Economic Interest.

2.1	Upon satisfaction of the conditions set forth in Section 1.1.1 and Section 1.1.2, the Sponsor hereby assigns to Investor all of its economic right, title and interest in and to that number of Assigned Securities set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents the Sponsor’s right to receive dividends and other distributions made by Sponsor pursuant to the Sponsor LLC Agreement allocated to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by the Sponsor.

2.2	If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, split or reclassification or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement, including the number of shares underlying the Economic Interest shall be adjusted in proportion to such increase or decrease in outstanding Founder Shares. The foregoing shall not apply to a reclassification of the share capital of SPAC in connection with the closing of the Initial Business Combination.

2.3	Investor acknowledges and agrees that it is not a member of Sponsor, it has no right to vote on matters of the Sponsor as a result of the Assigned Securities or Economic Interest, or to vote with respect to any Assigned Securities, and it has no right to vote Assigned Securities prior to transfer of any such shares to Investor pursuant to this Agreement.

2.4	Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property, the Sponsor shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to Investor pursuant to Section 1. Sponsor agrees to hold all such money in trust and agrees that it shall not withdraw any such funds once received prior to the transfer of the Assigned Securities to Investor.

2.5	If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then Investor shall automatically assign its Economic Interest in such Founder Shares back to the Sponsor, for no consideration.

3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor that:

3.1	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

3.2	Accredited Investor. At the time Investor was offered the Assigned Securities (including the Economic Interest), it was, and as of the date hereof Investor is, an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the offer and sale contemplated hereby are being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3	No General Solicitation. Assuming the accuracy of Sponsor’s representations and warranties in Section 4.5, Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.4	Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted) and not with a view to the distribution thereof in violation of the Securities Act, and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

3.5	Restrictions on Transfer; Trust Account; Redemption Rights.

3.5.1	Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are subject to the transfer restrictions as set forth in Section 7 of the Letter Agreement. Notwithstanding any other section of this Agreement, if the Assigned Securities are transferred to Investor (or its Permitted Transferees) in advance of the Initial Business Combination closing then Investor (or its Permitted Transferees) shall execute a joinder to the Letter Agreement, pursuant to which Investor (or its Permitted Transferees) shall agree to be bound solely by Section 7 of the Letter Agreement solely with respect to the Assigned Securities.

3.5.2	Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no redemption rights nor any other right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of SPAC’s initial public offering were deposited (the “Trust Account”) or are distributed as a result of any dissolution or liquidation of SPAC or liquidation of the Trust Account.

3.5.3	Investor, solely for the benefit of and, notwithstanding anything else herein, enforceable only by SPAC, agrees to waive any right that it may have to elect to have SPAC redeem any Investor Shares, and agrees not to redeem or otherwise exercise any right to redeem the Investor Shares, in each case solely in connection with the Extension, and agrees to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability (i) to redeem any Public Shares other than the Investor Shares, (ii) to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or (iii) to trade any Investor Shares in its discretion and at any time after the date of the Meeting or redeem any Investor Shares in its discretion in connection with any subsequent shareholder meeting of SPAC.

3.5.4	Investor acknowledges and understands that (a) the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction and (b) the Assigned Securities may be subject to legends and share transfer instructions consistent with the foregoing. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, Investor may be required to deliver to SPAC an opinion of counsel satisfactory to SPAC that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

3.6	Voting. Investor agrees that it will vote or execute and deliver a written consent (or cause a written consent to be executed and delivered) all of Public Shares owned, as of the applicable record date, by it at the Meeting in favor of the Extension and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

3.7	Sophisticated Investor. Investor is sophisticated in business and financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

3.8	Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, the Sponsor LLC Agreement and, if the Assigned Securities are transferred in advance of the Initial Business Combination closing, the Letter Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.9	Independent Investigation. Investor has relied upon an independent investigation of SPAC and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of SPAC and has had an opportunity to ask questions of, and receive answers from, SPAC’s management concerning SPAC and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning SPAC as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

3.10	Disclosure of Information. Investor or its advisor has had an opportunity to receive, review and understand all information related to SPAC requested by it and to ask questions of and receive answers from SPAC regarding SPAC, its business and the terms and conditions of the offering of the Assigned Securities, and has conducted and completed its own independent due diligence. Investor acknowledges that it has had an opportunity to review SPAC’s filings made with the U.S. Securities and Exchange Commission (the “SEC”) that are available on the SEC’s EDGAR system. Based on the information Investor or its advisor has deemed appropriate, and without reliance on SPAC, Sponsor or their respective advisors, Investor has independently made its own analysis and decision to enter into this Agreement. Investor or its advisor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate), including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

3.11	Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

3.12	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

3.13	Authority. This Agreement has been validly authorized, executed and delivered by Investor and (assuming due authorization, execution and delivery by the Sponsor and SPAC) is a valid and binding agreement enforceable against Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.14	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby will not (i) result in a violation of Investor’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

3.15	No Intent to Effect a Change of Control; Ownership. Investor has no present intent to effect a “change of control” of SPAC as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.16	No Advice from Sponsor. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, SPAC, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.17	Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.18	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

3.19	No Pending Actions. There is no action pending against Investor or, to the Investor’s knowledge, threatened against Investor, before any court, arbitrator or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

4.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, Investor that:

4.1	Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of the Cayman Islands and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Assigned Securities and the assignment of the Economic Interest.

4.2	Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by SPAC and Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3	Title to Securities. The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally, under applicable securities laws). The Assigned Securities are duly authorized, fully paid, and non-assessable.

4.4	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the certificate of formation or the Sponsor LLC Agreement, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound (including the Letter Agreement and the Sponsor LLC Agreement), or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults or violations which would not reasonably be expected to prevent the Sponsor from fulfilling its obligations under this Agreement. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement, including the transfer the Assigned Securities and the assignment of the Economic Interest in accordance with the terms hereof.

4.5	No General Solicitation. The Sponsor has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or the internet or broadcast over television, radio or the internet or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Assigned Securities nor is the Sponsor entitled to or will accept any such fee or commission.

4.7	Transfer Restrictions. Until termination of this Agreement, the Sponsor shall retain a number of its Founder Shares at least equal to the aggregate of the maximum number of the Assigned Securities that may be due under the terms hereof and the maximum number of securities that constitute “Assigned Securities” under any other similar agreement that the Sponsor enters into (or as previously entered into) and shall retain all economic benefits related to such securities.

4.8	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

4.9	No Pending Actions. There is no action pending against the Sponsor or, to the Sponsor’s knowledge, threatened against the Sponsor, before any court, arbitrator or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.

5.	Trust Account. Until the earlier of (a) the consummation of SPAC’s Initial Business Combination; (b) the liquidation of the Trust Account; and (c) 24 months from consummation of SPAC’s initial public offering or such later time as the shareholders of SPAC may approve in accordance with the Articles and the Investment Management Trust Agreement, dated January 11, 2022, by and between SPAC and Continental Stock Transfer & Trust Company, as trustee, SPAC will maintain the investment of funds held in the Trust Account in interest-bearing U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, as determined by SPAC. After the date that is 24 months from the date of the consummation of SPAC’s initial public offering, SPAC will maintain the investment of funds held in the Trust Account in cash in interest-bearing demand deposit accounts or certificates of deposit until the earlier of (a) the consummation of SPAC’s Initial Business Combination; or (b) the liquidation of the Trust Account. SPAC further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including in connection with the Extension, the Initial Business Combination or in connection with a liquidation of SPAC if it does not effect a business combination prior to its termination date.

6.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the exclusive jurisdiction of the state or federal courts located in New York County, State of New York (or any appellate courts therefrom).

7.	Assignment; Entire Agreement; Amendment.

7.1	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Sponsor or Investor to any person shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by Investor to one or more Permitted Transferees that executes a Joinder hereto; provided, further, that Investor shall provide Sponsor with prior written notice of any such assignment.

7.2	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by email or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9.	Counterparts. This Agreement may be executed in counterparts, which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability.

10.1	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.	Disclosure; Waiver. As soon as practicable, but in no event later than 9:30 a.m., New York City time, on the business day immediately after execution of this Agreement, SPAC will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Exchange Act reporting the material terms of this Agreement, the transactions contemplated hereby and any other material, non-public information that SPAC has provided to Investor at any time prior to such filing. Upon such filing, to SPAC’s knowledge, Investor shall not be in possession of any material non-public information received from SPAC or any of its officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. SPAC agrees that the name of Investor or any of its affiliates or investment advisors shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that the Sponsor may possess or have access to material non-public information which has not been communicated to Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she or it may now have or may hereafter acquire, whether presently known or unknown, against the Sponsor or any of SPAC’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving SPAC, including without limitation, any claims arising under Rule 10b-5 of the Exchange Act; and (iii) is aware that the Sponsor is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement. SPAC shall, by 5:00 p.m., New York City time, on the first business day immediately following the date of the Meeting, issue one or more press releases or file with the SEC a Current Report on Form 8-K disclosing, to the extent not previously publicly disclosed, any other material, non-public information that SPAC has provided to Investor at any time prior to such filing.

13.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

14.	Most Favored Nation. In the event the Sponsor or SPAC enters into one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and SPAC represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of Investor. In the event that another investor is afforded any such more favorable terms than Investor, the Sponsor shall promptly inform Investor of such more favorable terms in writing, and Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same. For the avoidance of doubt, the Sponsor and SPAC acknowledge and agree that the ratio of Assigned Securities to Investor Shares in any such other non-redemption and/or related side letter agreement entered into in connection with the Meeting that is more favorable to any other party to such other agreement than such ratio in this Agreement is to the Investor would be materially more favorable to such other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

By:
Name:
Title:

SPAC:

10X CAPITAL VENTURE ACQUISITION CORP. III

By:
Name:
Title:

SPONSOR:

10X Capital SPAC Sponsor III LLC

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Address	SSN/EIN	Investor Shares	Founder Shares Assigned for Initial Extension	Founder Shares Assigned for each monthly Secondary Extension

Exhibit B

FORM OF JOINDER TO

REGISTRATION RIGHTS AGREEMENT

__________, 20__

Reference is made to that certain Non-Redemption Agreement and Assignment of Economic Interest, dated as of October 5, 2023 (the “Agreement”), by and among _______________ (“Investor”), 10X Capital Venture Acquisition Corp. III (“SPAC”) and 10X Capital SPAC Sponsor III LLC (the “Sponsor”), pursuant to which (among other things) Investor acquired securities of SPAC from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor shall become a party to that certain Registration Rights Agreement, dated January 11, 2022 (as may be amended from time to time, including as set forth in Exhibit D to the Agreement and Plan of Merger, dated August 9, 2023, by and among SPAC, 10X AGT Merger Sub, LLC, a Delaware limited liability company, and American Gene Technologies International Inc., a Delaware corporation, the “Registration Rights Agreement”), by and among SPAC, the Sponsor, Cantor Fitzgerald & Co. and the other shareholders of SPAC signatory thereto, and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities (together with any other equity security of SPAC issued or issuable with respect to any such Assigned Securities by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, the Registration Rights Agreement is between SPAC and Investor, solely, and not between and among Investor and the other shareholders of SPAC signatory thereto.

This joinder may be executed in counterparts, and by electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, all of which shall be deemed an original and all of which together shall constitute one instrument.

INVESTOR

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

10X CAPITAL VENTURE ACQUISITION CORP. III

By:
Name:
Title: